THIRD AMENDMENT TO PARTICIPATION AGREEMENT


     IDS Life Insurance Company, Variable Insurance Products Fund III, and Fidelity Distributors Corporation hereby amend the Participation Agreement ("Agreement") dated September 1, 1999, as amended, by doing the following:

1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule A attached hereto.

2. Schedule C of the Agreement is hereby deleted in its entirety and replaced with the Amended Schedule C attached hereto.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized signatures, intending that this Amendment be effective as of the 27th day of February, 2002.


IDS LIFE INSURANCE COMPANY

By: /s/ Gumer C. Alvero                          Attest: /s/ Mary Ellyn Minenko
    --------------------                                 ----------------------
Name:   Gumer C. Alvero                                      Mary Ellyn Minenko
Title:  Executive Vice President, Annuities                  Assistant Secretary


VARIABLE INSURANCE PRODUCTS FUND

By: /s/ Robert Dwight
    ----------------------------------
Name:   Robert Dwight
Title:  Treasurer


FIDELITY DISTRIBUTORS CORPORATION

By: /s/ Mike Kellogg
    -----------------
        Mike Kellogg
        Executive Vice President

                                   Schedule A
                   Separate Accounts and Associated Contracts

Name of Separate Account and              Policy Form Numbers of Contracts
Date Established by Board of Directors    Funded By Separate Account

IDS Life Variable Account 10              31043-NQ
(established August 23, 1995)             31044-NQ
                                          31045-IRA
                                          31046-NQ
                                          31047-Q
                                          31048-IRA and state variations thereof

IDS Life Variable Life Separate Account   Variable Universal Life
(established October 16, 1985)            Form No. 30060

                                          Variable Universal Life III
                                          Form No. 30061

                                          Variable Second-To-Die
                                          Form No.  30090

                                          Succession Select -
                                          A Variable Second-To Die
                                          Form No.  30090

IDS Variable Account 10                   131041
(established August 23, 1995)             131042
                                          131043 and state variations thereof

                                    Schedule C

Other investment companies currently available under variable annuities or life insurance issued by the Company and listed on Schedule A:

Policy Form Numbers 31043-NQ, 31044-NQ, 31045-IRA, 31046-NQ, 31047-Q and
31048-IRA and state variations thereof -- American Express Retirement Advisor Variable Annuity(R)

American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds
American Century Variable Portfolios, Inc.
Calvert Variable Series, Inc.
Credit Suisse Warburg Pincus Trust
Franklin(R) Templeton(R) Variable Insurance Products Trust -- Class 2 Goldman Sachs Variable Insurance Trust
Janus Aspen Series: Service Shares
Lazard Retirement Series, Inc.
MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust -- IB Shares
Royce Capital Fund
Third Avenue Variable Series Trust
Wanger Advisors Trust
Wells Fargo Variable Trust Funds

Policy Form Numbers 31043-NQ, 31044-NQ, 31045-IRA, 31046-NQ, 31047-Q and
31048-IRA and state variations thereof -- American Express Retirement Advisor Advantage(SM) Variable Annuity and American Express Retirement Advisor Advantage(SM) Variable Annuity -- Band 3

American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds
Alliance Variable Product Series Fund
American Century Variable Portfolios, Inc.
Calvert Variable Series, Inc.
Evergreen Variable Annuity Trust
Franklin(R) Templeton(R) Variable Insurance Products Trust -- Class 2 Goldman Sachs Variable Insurance Trust
INVESCO Variable Investment Funds, Inc.
Janus Aspen Series: Service Shares
Lazard Retirement Series, Inc.
MFS(R) Variable Insurance Trust(SM)
Pioneer Variable Contracts Trust, Class II Shares
Putnam Variable Trust -- IB Shares
Strong Opportunity Fund II, Inc.
Wanger Advisors Trust
Wells Fargo Variable Trust Funds

Policy Form Numbers 131041, 131042 and 131043 and state variations thereof -- American Express Retirement Advisor Select(SM) Variable Annuity

American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds
Alliance Variable Product Series Fund
American Century Variable Portfolios, Inc.
Calvert Variable Series, Inc.
Evergreen Variable Annuity Trust
Franklin(R) Templeton(R) Variable Insurance Products Trust -- Class 2 Goldman Sachs Variable Insurance Trust

Policy Form Numbers 131041, 131042 and 131043 and state variations thereof -- American Express Retirement Advisor Select(SM) Variable Annuity (cont.)

INVESCO Variable Investment Funds, Inc.
Janus Aspen Series: Service Shares
Lazard Retirement Series, Inc.
MFS(R) Variable Insurance Trust(SM)
Pioneer Variable Contracts Trust, Class II Shares
Putnam Variable Trust -- IB Shares
Strong Opportunity Fund II, Inc.
Wanger Advisors Trust
Wells Fargo Variable Trust Funds

Policy Form Numbers 30090 and state variations thereof -- American Express Succession Select Variable Life Insurance(SM)

IDS Life Series Fund, Inc.
American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds
American Century Variable Portfolios, Inc.
Calvert Variable Series, Inc.
Credit Suisse Warburg Pincus Trust
Franklin(R) Templeton(R) Variable Insurance Products Trust -- Class 2 Goldman Sachs Variable Insurance Trust
Janus Aspen Series: Service Shares
Lazard Retirement Series, Inc.
MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust -- IA Shares and IB Shares
Royce Capital Fund
Third Avenue Variable Series Trust
Wanger Advisors Trust

Policy Form Numbers 30090 and state variations thereof -- American Express Variable Second-To-Die Life Insurance(SM)

IDS Life Series Fund, Inc.
American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds
American Century Variable Portfolios, Inc.
Calvert Variable Series, Inc.
Credit Suisse Warburg Pincus Trust
Franklin(R) Templeton(R) Variable Insurance Products Trust -- Class 2 Goldman Sachs Variable Insurance Trust
Janus Aspen Series: Service Shares
Lazard Retirement Series, Inc.
MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust -- IA Shares and IB Shares
Royce Capital Fund
Third Avenue Variable Series Trust
Wanger Advisors Trust

Policy Form Numbers 30060 and state variations thereof -- American Express Variable Universal Life Insurance(SM)

IDS Life Series Fund, Inc.
American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds
American Century Variable Portfolios, Inc.
Calvert Variable Series, Inc.

Policy Form Numbers 30060 and state variations thereof -- American Express Variable Universal Life Insurance(SM) (Cont.)

Credit Suisse Warburg Pincus Trust
Franklin(R) Templeton(R) Variable Insurance Products Trust -- Class 2 Goldman Sachs Variable Insurance Trust
Janus Aspen Series: Service Shares
Lazard Retirement Series, Inc.
MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust -- IA Shares and IB Shares
Royce Capital Fund
Third Avenue Variable Series Trust
Wanger Advisors Trust

Policy Form Numbers 30061 and state variations thereof -- American Express Variable Universal Life Insurance III(SM)

IDS Life Series Fund, Inc.
American Express(R) Variable Portfolio Funds
AIM Variable Insurance Funds
American Century Variable Portfolios, Inc.
Calvert Variable Series, Inc.
Credit Suisse Warburg Pincus Trust
Franklin(R) Templeton(R) Variable Insurance Products Trust -- Class 2 Goldman Sachs Variable Insurance Trust
Janus Aspen Series: Service Shares
Lazard Retirement Series, Inc.
MFS(R) Variable Insurance Trust(SM)
Putnam Variable Trust -- IA Shares and IB Shares
Royce Capital Fund
Third Avenue Variable Series Trust
Wanger Advisors Trust